                               TABLE OF CONTENTS

                                                                     PAGE

1.   PARTIES..........................................................  1

2.   PREMISES.........................................................  1

3.   TERM.............................................................  1

4.   POSSESSION.......................................................  1

5.   BASE RENT........................................................  1

6.   SECURITY DEPOSIT.................................................  2

7.   ADDITIONAL RENT..................................................  2

8.   USE..............................................................  2

9.   COMPLIANCE WITH LAW..............................................  3

10.  ALTERATIONS AND ADDITIONS........................................  3

11.  REPAIRS..........................................................  3

12.  LIENS............................................................  3

13.  ASSIGNMENT AND SUBLETTING........................................  4

14.  HOLD HARMLESS....................................................  5

15.  SUBROGATION......................................................  5

16.  LIABILITY INSURANCE..............................................  5

17.  SERVICES AND UTILITIES...........................................  6

18.  PROPERTY TAXES...................................................  6

19.  RULES AND REGULATIONS............................................  6

20.  HOLDING OVER.....................................................  7

21.  ENTRY BY LANDLORD................................................  7

22.  RECONSTRUCTION...................................................  7

23.  DEFAULT..........................................................  8

24.  REMEDIES FOR DEFAULT.............................................  8

25.  LANDLORD'S LIABILITY.............................................  9

26.  EMINENT DOMAIN...................................................  9

27.  HAZARDOUS MATERIALS..............................................  9

28.  OFFSET STATEMENT................................................. 10

29.  TRAFFIC AND ENERGY MANAGEMENT.................................... 10

30.  INTENTIONALLY OMITTED............................................ 10

                                                                     PAGE

31.  COMMON FACILITIES; PARKING....................................... 10

32.  AUTHORITY OF PARTIES............................................. 11

33.  GENERAL PROVISIONS............................................... 11

BROKERS............................................................... 13


EXHIBIT

A.   Description of Premises

B.   Site Plan

C.   Work Letter Agreement

D.   Agreement For Parking
     D-1.    Parking Site Plan
     D-2.    Parking Rules and Regulations

E.   Rules and Regulations

F.   Janitorial Service

G.   Approved Plans

                                                                   EXHIBIT 10.13

                             OFFICE BUILDING LEASE



1. PARTIES. This Lease, dated for reference purposes only, February 26, 2001 is made by and between Metro Pointe 13580, Lot Three, A California Limited
                    ---------------------------------------------------
Partnership, herein called "Landlord" and Pacific Mercantile Bank, a California
-----------                               -------------------------------------
Corporation, herein called "Tenant".
-----------

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and reference thereto made a part hereof, said
-----------
Premises being agreed, for the purpose of this Lease, to have an area of
21,046 rentable square feet and being situated on the Third floor
-------
of that certain building known as 949 South Coast Drive, Suite 300, Costa Mesa,
                                  ---------------------------------------------
California 92626 (the "Building").
----------------

     Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.
     Tenant acknowledges that the exterior demising walls of the Premises and the area between the finished ceiling of the Premises and the slab of the Building floor there above have not been leased to Tenant and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises are hereby reserved by Landlord.

3.  TERM. The term of this Lease shall be for Ninety-six months, commencing (the
                                              -----------------
"Commencement Date") on the earlier of (a) the date Landlord notifies Tenant that the "Tenant Improvements" (as defined in the Addendum to Office Building Lease attached hereto) are substantially completed, or (b) the date Tenant takes possession of the Premises or utilizes the Premises for any purpose other than fixturization. The expiration date shall be ninety-six (96) months following the Commencement Date. The Commencement Date is currently estimated to occur between April 15, 2001 and May 1, 2001.

4.  POSSESSION.
    4.a. If the Landlord, for any reason whatsoever, cannot deliver possession of said Premises to Tenant at the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom.
    4.b. Tenant shall have access to the Premises after execution of the Lease and prior to the Commencement Date to install Tenant's trade fixtures, furniture, computer, telecommunications equipment, and back-up electrical generation equipment, so long as such use does not unreasonably interfere with the construction and installation of the Tenant Improvements. No rent shall be payable by Tenant during such pre-commencement access.
    4.c. In the event that Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease (other than the payment of rent). Said early possession shall not advance the termination date hereinabove provided.

5.  BASE RENT.
          5.a.  Tenant agrees to pay to Landlord as Base Rent, without prior notice, offset, deduction or demand, for the Premises the sum of
Fifty Thousand Five Hundred Ten Dollars and No/100 ($50,510.00) Dollars, in
---------------------------------------------------------------
advance, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon execution hereof. Base Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord in lawful money of the United States of America, which shall be legal tender at the time of payment, at such place as Landlord may from time to time designate in writing.

          5.b. Notwithstanding anything to the contrary contained in Paragraph "5.a." of this Lease, the Base Rent shall increase annually on the first day of the second year of the Lease term and on the same day of each year thereafter as set forth below:

              (a)    For Lease Year 2:   Fifty-Two Thousand Six Hundred Fifteen Dollars and No/100 ($52,615.00)
                                         ---------------------------------------------------------------------------
              (b)    For Lease Year 3:   Fifty-Four Thousand Seven Hundred Twenty Dollars and No/100 ($54,720.00)
                                         ---------------------------------------------------------------------------
              (c)    For Lease Year 4:   Fifty-Six Thousand Eight Hundred Twenty-Four Dollars and No/100($56,824.00)
                                         ---------------------------------------------------------------------------
              (d)    For Lease Year 5:   Fifty-Nine Thousand One Hundred Thirty-Nine Dollars and No/100 ($59,139.00)
                                         ---------------------------------------------------------------------------
              (e)    For Lease Year 6:   Sixty-Two Thousand Eighty-Six Dollars and No/100 ($62,086.00)
                                         ---------------------------------------------------------------------------
              (f)    For Lease Year 7:   Sixty-Five Thousand Two Hundred Forty-Three Dollars and No/100 ($65,243.00)
                                         ---------------------------------------------------------------------------
              (g)    For Lease Year 8:   Sixty-Eight Thousand Six Hundred Ten Dollars and No/100 ($68,610.00)

The increase in the Base Rent shall be in addition to, and not in lieu of, the Additional Rent as set forth in Paragraph 7.

6.  SECURITY DEPOSIT.  Tenant has paid or will pay to Landlord concurrently with the execution and delivery hereof by Tenant the sum of Seventy-Five Thousand Four Hundred Seventy-One Dollars and No/100 ($75,471.00 )
-------------------------------------------------------------------------------
representing 110% of the last month's rent during the term of this lease as security for the full and faithful performance of the terms hereof by Tenant. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after receipt of written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit may be applied against any amounts owed by Tenant to Landlord at the expiration or termination of this Lease and any balance thereof shall be returned to Tenant within the time specified in California Civil Code Section 1950.7.

7.  ADDITIONAL RENT.
    7.a. Tenant agrees to pay as Additional Rent for the Premises the amount by which Tenant's proportionate share of all "Direct Expenses" (as hereinafter defined) incurred by Landlord in the operation of the Building exceeds Tenant's proportionate share of Direct Expenses incurred in the Base Year (as hereinafter defined). Tenant's proportionate share (hereinafter "Expense Percentage") shall be the percentage obtained by dividing the average rentable area of the Premises for such year or portion of the total rentable area of the Building for the same period, and shall initially be seventeen point five six percent (17.56%).
                               -----------------------------------------
    7.b. Prior to the commencement of the Lease term and of each calendar year thereafter, Landlord shall give Tenant a written estimate of Direct Expenses and Tenant's proportionate share thereof for the ensuing year or portion thereof. Tenant shall pay to Landlord, in equal monthly installments, in advance, the amount by which Tenant's proportionate share set forth in Landlord's notice exceeds Tenant's proportionate share of Direct Expenses incurred in the "Base Year". Within ninety (90) days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Direct Expenses for such period in accordance with subparagraph (d) below, and the parties shall make any payment or allowance necessary to adjust Tenant's estimated payment to Tenant's proportionate share as shown by such annual statement. Any amount due from Tenant shall be paid within ten (10) days after receipt of such statement. Any amount due to Tenant shall be credited against installments next coming due under this Paragraph 7.
    7.c. If at any time during any calendar year of the Lease term the amount(s) and/or the rates for any item(s) of Direct Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Direct Expenses for such calendar year, Tenant's estimated share of such Direct Expenses shall be increased for the month in which such increase becomes effective and for succeeding months by Tenant's Expense Percentage of such increase. Upon receipt of notice of such increase in rate or amount, Landlord shall give Tenant written notice of the amount or estimated amount of increase, the month in which effective and Tenant's monthly share thereof. Tenant shall pay such increase to Landlord as part of Tenant's monthly payments of estimated Direct Expenses as provided in subparagraph (b) above, commencing with the month in which effective. Notwithstanding the foregoing, Landlord may not increase Tenant's estimated share of such Direct Expenses mid-year not more than once in any calendar year.
    7.d. As used herein, the term "Base Year" means the calendar year in which the term of this Lease commences, the term "Comparison Year" means the applicable calendar year during the term after the Base Year and the term "Direct Expenses" shall include all costs of operation, management and maintenance of the Building, the common areas appurtenant thereto and contained within the area outlined on the attached Exhibit "E" (which excludes any and all retail portions) and to those costs of operation, management and maintenance of the project of which the Building is a part as depicted on Exhibit "B" (the "Project") which directly benefit the Building, as determined by generally accepted accounting practices consistently applied and determined as if the Building were ninety five percent (95%) occupied for an entire calendar year, and shall include the following costs by way of illustration but not limitation: real and personal property taxes and vehicle taxes and fees; general and special assessments; costs and expenses incurred in contesting the amount or validity of any property tax by appropriate proceedings; water and sewer charges; insurance premiums, including the cost of rental insurance; license, permit, and inspection fees; heat; light; power; janitorial and security services; fire protection; labor; salaries; air conditioning; gardening and landscaping; maintenance and repair (including repairs pursuant to Paragraph 11); painting; trash removal; depreciation of operational equipment for the Project; supplies; materials; equipment; tools; property management costs and fees; all fees, assessments and other amounts paid by Landlord of the type described in Paragraph 29; the cost of any capital improvements made to the Project by Landlord which are reasonably calculated to reduce Direct Expenses and/or are required under any governmental law or regulation not applicable to the Project or not in effect at the time it was constructed, such cost to be amortized over such reasonable period as Landlord shall determine and to include a return on capital at the rate of ten percent (10%) per annum on the unamortized balance or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; the cost of providing a management office at the Project and the cost of providing a manager and support staff to operate such office and the Project; and an amount to cover Landlord's indirect administrative and overhead expense. The term "property taxes" as used herein shall include (i) all real estate taxes and personal property taxes and other taxes, charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Project, and any improvements, fixtures and equipment and other property of Landlord, real or personal, located in the Project and used in connection with the operation of the Project and the land upon which situated, (ii) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Paragraph 18, and (iii) any service or other fees collected by governmental agencies in addition to or in lieu of property taxes for services provided by such agencies. The term "property taxes" as used herein shall also include any rental, excise, sales, transaction privilege, or other tax or levy, however denominated, imposed upon or measured by the rental reserved hereunder or on Landlord's business of leasing the Premises, excepting only net income taxes.
    7.e. The Base Rent, the Additional Rent and all other amounts required to be paid by Tenant hereunder are sometimes here in collectively referred to as, and shall constitute, "rent".

8. USE. Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises which will in any way materially obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Without limiting the generality of the foregoing, Tenant shall not (i) obstruct or store anything in the common areas (including service or exit corridors) (ii) place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry or (iii) permit any objectionable sounds or odors to carry outside the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvement or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between the Landlord and Tenant.

10.  ALTERATIONS AND ADDITIONS.
     10.a. Landlord shall have the right, at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, and other public parts of the Building or the Project (and Landlord agrees to use all reasonable efforts to minimize interference to Tenant's business and enjoyment of the Premises in connection with such modifications) and upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building or the Project is commonly known.
    10.b. Tenant shall not make any alterations, additions or improvements without the prior written consent of Landlord, which consent shall not be unreasonably withheld (except that Landlord may in its sole and absolute discretion withhold its consent to any alterations, additions or improvements affecting the exterior or structural portions of the Premises or the Building), and Tenant shall have the right to make interior non-structural alterations, additions or improvements costing less than twenty thousand dollars ($20,000.00) without Landlord's prior written consent provided Tenant notifies Landlord at least twenty (20) days prior to performing such work and provides plans and specifications for such work at such time. All such alterations, additions and improvements shall be made in conformity with plans therefor approved by Landlord in writing prior to the commencement of such work and shall be performed by a tenant improvements contractor approved by Landlord. All such alterations, additions and improvements (except movable furniture, furnishings and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the term hereof. All such alterations, additions or improvements shall, however, be made by Tenant at Tenant's sole expense. Upon termination of the Lease Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, additions or improvements (except those made initially at the commencement of Tenant's possession of the Premises with Landlord's written approval) made by Tenant and designated by Landlord to be removed, and repair and restore the Premises to their original condition, reasonable wear and tear excepted. Any personal property left on or in the Premises at the expiration or earlier termination of this Lease may, at the option of Landlord, either be deemed abandoned and retained by Landlord, or otherwise disposed of by Landlord in the manner provided by law. Tenant releases Landlord of and from any and all claims and liability for damage to or destruction or loss of property left by Tenant upon the Premises at the expiration or other termination of this Lease and Tenant hereby indemnifies Landlord against any and all claims and liability with respect thereto. Tenant further waives all claims to all property (and the proceeds thereof) abandoned by Tenant and retained or disposed of by Landlord.

     All alterations, additions and improvements to the Premises made by Tenant which require Landlord's consent shall comply with the plans therefor approved in advance by Landlord. Such plans and any specifications associated therewith shall be prepared by an architect or interior designer approved in advance by Landlord. All such work by Tenant shall comply with all applicable requirements of all governmental authorities having jurisdiction of the Premises and shall comply with all rules and regulations established by Landlord to ensure the safety, cleanliness and good order of the Building and the Project and its occupants, including but not limited to those relating to usage of elevators and loading docks, establishment of off-Premises staging areas, disposal of refuse and the hours of performing operations which result in the creation of noise, dust and odors. No such alterations, additions or improvements by Tenant shall incorporate therein any hazardous materials, as defined in Paragraph 27.

    10.c. No antenna, satellite dish, microwave receiver or other receiving or transmission equipment shall be installed by Tenant in or on the roof of the Building or elsewhere in the Project except with the prior written consent of Landlord. Any such installation by Tenant shall be only the particular equipment specifically approved by Landlord, shall be limited to the manner and location approved by Landlord and shall be subject to such terms and conditions as are provided by Landlord to Tenant at the time Landlord approves such installation.

11.  REPAIRS.
     11.a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair, subject only to those items as mutually determined by Landlord and Tenant and noted on a punch list, which shall be created by Landlord or Tenant during a walk-through of the Premises to be scheduled within ten (10) business days after substantial completion of the Tenant Improvements. Landlord agrees to promptly complete such punch list items at its sole cost and expense. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.
    11.b. Subject to the provisions of Paragraphs 7, 11.a., 17, and 22 hereof, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty of Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. As a material inducement to Landlord's entering into this Lease, Tenant expressly waives any right to make repairs at Landlord's expense whether granted by law, statute, ordinance or otherwise now or hereafter in effect, including but not limited to California Civil Code Sections 1941, 1941.1. and 1942.

12. LIENS. Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper lien release bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount as additional rent, which additional rent shall be payable by Tenant within five (5) days after Tenant's receipt of Landlord's demand therefor with interest at the maximum rate of interest per annum permitted by law to be charged from date of payment by Landlord until paid by Tenant. Nothing herein shall imply any consent by Landlord to subject Landlord's estate to liability under any mechanics' or other lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post in or on the Premises such notices of nonresponsibility as are provided for in the mechanics lien laws of the state of California.

13.  ASSIGNMENT AND SUBLETTING.
     13.a. Tenant shall not, either voluntarily or involuntarily or by operation of law, assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld and shall be subject to the provisions of subsections (b) through (h) below. Any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.
    13.b. No assignment, subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. Moreover, during any time that Landlord is marketing space in the Building, any subletting by Tenant of more than 10,000 square feet of the Premises shall be at a market rental rate and upon market terms. For this purpose, "market" shall mean a rental rate and terms comparable to the rental rate and terms then being offered by Landlord for the leasing of comparable space in the Building. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance.
    13.c. If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises, (iii) the terms and provisions of the proposed sublease or assignment and the proposed effective date thereof, (iv) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee, and (v) the minimum payment of $500.00 required pursuant to subparagraph (h) below. The submission pursuant to clause (iii) shall include a copy of any agreement, escrow instructions or other document which contains or memorializes the terms and provisions of the transaction for which Landlord's consent is required. Similarly, if Tenant desires to mortgage or encumber its interest in this Lease, Tenant shall first supply to Landlord in writing such information as to such transaction as may be reasonably requested by Landlord.
    13.d. As a condition to Landlord's consent to such assignment or subletting, Landlord shall be entitled to receive, in the case of a subletting, fifty percent (50%) of all rent (however denominated and paid) payable by the subtenant to Tenant in excess of that payable by Tenant to Landlord pursuant to the other provisions of this Lease and, in the case of an assignment, fifty percent (50%) of all consideration given, directly or indirectly, by the assignee to Tenant in connection with such assignment, less normal and usual costs incurred by Tenant in connection with such subletting or assignment. For the purposes of this subparagraph, the term "rent" shall mean all consideration paid or given, directly or indirectly, for the use of the Premises or any portion thereof. The term "consideration" shall mean and include money, services, property or any other thing of value such as payment of costs, cancellation of indebtedness, discounts, rebates and the like. "Nominal and usual costs" shall mean any broker's commission paid by Tenant to a broker independent of Tenant in connection with such sublease or assignment, legal fees incurred by Tenant in processing such assignment or subletting, out-of-pocket costs incurred by Tenant in advertising for an assignee or subtenant and out-of-pocket costs incurred by Tenant to remodel or renovate the area subject to such subletting or assignment (which costs shall not exceed the cost of providing building standard improvements for such assignee or subtenant). "Sublet" and "sublease" shall include a sublease as to which Tenant is sublessor and any sub-sublease or other sub-subtenancy, irrespective of the number of tenancies and tenancy levels between the ultimate occupant and Landlord, as to which Tenant receives any consideration, as defined in this subparagraph, and Tenant shall require on any sublease which it executes that Tenant receive the profit from all sub-subtenancies, irrespective of the number of levels thereof. Any rent or other consideration which is to be passed through to Landlord by Tenant pursuant to this subparagraph shall be paid to Landlord promptly upon receipt by Tenant and shall be paid in cash, irrespective of the form in which received by Tenant from any subtenant or assignee. In the event that any rent or other consideration received by Tenant from a subtenant or assignee is in a form other than cash, Tenant shall pay to Landlord in cash the fair value of such consideration.
    13.e. At any time within thirty (30) days after Landlord's receipt of the last of the information specified in subparagraph (c) above, Landlord may by written notice to Tenant elect (i) to sublease the Premises or the portion thereof so proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, on the same terms as those stated in this Lease and in turn sublease or assign to the proposed subtenant or assignee on the same terms as those offered by Tenant to the proposed subtenant or assignee, as the case may be; or (ii) to terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder. In the event Landlord elects alternative (ii) above, Tenant may, within twenty (20) days of such election, withdraw its request for Landlord's approval of the subject assignment or sublease, in which of that Landlord's termination notice shall become null and void. If the Lease is terminated by reason of the exercise of alternative (ii), Tenant shall be released of all liability under the Lease as to such portion of the Premises accruing after the effective date of the termination. Tenant shall, at Tenant's own cost and expense, discharge in full any commissions which may be due and owing as the result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant. If Landlord does not disapprove the proposed subletting or assignment in writing and does not exercise any option set forth in this subparagraph (e) within said thirty (30) day period, Tenant may thereafter within ninety (90) days after the expiration of said thirty (30) day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to subparagraph (c) above. Provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Paragraph and, provided further, that any amount to be paid by Tenant in connection with such subletting or assignment pursuant to subparagraph
(d) above shall be paid to Landlord upon and as a condition to consummation of such transaction to the extent actually received by Tenant by such date. If such consideration is to be payable all or in part after the consummation, then such consideration shall be paid to Landlord upon receipt by Tenant.
    13.f. Landlord shall have the right to approve or disapprove any proposed assignee or sublessee. In exercising such right of approval or disapproval, Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including, but not necessarily limited to, the following, all of which are agreed to be reasonable factors for Landlord's consideration:

    (i)   The financial strength of the proposed assignee or subtenant.

    (ii) The proposed use of the Premises by such proposed assignee or subtenant and the compatibility of such proposed use with the quality of the other uses in the Building.

    (iii) Any violation which the proposed use by such proposed assignee or subtenant would cause of any other rights granted by Landlord to other tenants of the Building or the Project.

    (iv) Any material adverse impact of the proposed use of the Premises by such proposed assignee or subtenant upon the parking or other services provided for Building tenants generally.

    (v) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a default.

    (vi) Whether the proposed assignee or subtenant is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date of the proposed transfer, to lease space in the Building.

Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such assignment or subletting. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with assignment and subletting, including those set forth in this subparagraph (f), have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and the Project. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by Tenant or any proposed assignee or subtenant or entitle Tenant to terminate this Lease or to any abatement of rent. Approval of any assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder.
    13.g. All options to extend, renew or expand, all exterior sign rights and all reserved, reduced cost or free parking rights, in each case if any, contained in this Lease are personal to Tenant. Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transfer of any such rights or options with respect to the Premises or any other special privileges or extra services granted to Tenant by this Lease, any addendum or amendment hereto or any letter agreement. All such options, rights, privileges and extra services shall terminate upon such subletting or assignment unless Landlord specifically grants the same in writing to such assignee or subtenant.
    13.h. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which is not required under the Securities Exchange Act of 1934 to file periodic informational reports with the Securities and Exchange Commission, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this Paragraph 13. Tenant agrees to reimburse Landlord $1,000.00 for each proposed transfer for Landlord's administrative time and attorneys' fees incurred in connection with the processing and documentation of any such requested assignment, subletting, or transfer of Tenant's interest in and to the Premises.

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises, Building, common areas or parking facilities for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Premises, Building, common areas or parking facilities; and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, omission or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon. If any case, action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in or upon the Premises, Building, common areas or parking facilities, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord. Neither party shall be liable to the other for any unauthorized or criminal entry of third parties into the Premises, Building, parking facilities, common areas and the approaches or entrances thereto, by or from any unauthorized or criminal acts of third parties, regardless of any breakdown, malfunction or insufficiency of security measures, practices or equipment of Landlord or Tenant.
     Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable to Tenant for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Landlord or its agents shall not be liable to Tenant for any damages caused by the act or neglect of any other Tenant in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other, and (to the extent such parties have waived rights of recovery as to Landlord or Tenant, as the case may be) against any other tenant or occupant of the Building and the Project and against the officers, employees, agents, representatives, customers and business visitors of such other party and of such other tenant or occupant of the Building and the Project for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of property insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party shall actually obtain and maintain the insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Landlord and Tenant shall, upon obtaining the policies of insurance which they are required to maintain under this Lease, give notice to their respective insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease.

16.  LIABILITY INSURANCE.
     16.a. At all times during the term hereof, Tenant shall maintain in effect policies of fire insurance covering (i) all leasehold improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to provisions of Article 10 hereof) and in which Tenant may have an insurable interest, and (ii) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification "All-Risk". The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord and, the proceeds under (ii) above shall be paid to Tenant.
    16.b. Tenant shall, at all times during the term hereof and all its own cost and expense, procure and continue in force comprehensive general liability insurance for bodily injury and property damage, adequate to protect Landlord against liability for injury to or death of any person, arising in connection with the use, operation or condition of the premises or construction of improvements therein. Such insurance at all times shall be in an amount of not less than a combined single limit of Two Million Dollars ($2,000,000.00), insuring against any and all liability of the insured with respect to said Premises or arising out of the use or occupancy thereof.
    16.c. Tenant shall, at all times during the term hereof and at its own cost and expense, procure and continue in force worker's compensation coverage as required by law together with employee's liability coverage.

   16.d.   If required by Landlord, Tenant shall, at all times during the term hereof and at its own cost and expense, procure and continue in force business interruption and/or loss of income insurance in amounts satisfactory to Landlord.
   16.e. In no event shall the then limits of any policy be considered as limiting the liability of Tenant under this Lease.
   16.f. All insurance required to be carried by Tenant hereunder shall be issued by Responsible insurance companies, qualified to do business in the State of California, rated A + XII or better in the current Bests' Insurance Guide. Each policy shall name Landlord, its officers, agents, and employees, and at Landlord's request any mortgagee of Landlord, as additional insureds, as their respective interests may appear, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least ten (10) days prior to Tenant's occupancy of the Premises. No such policy shall be cancelable or materially reduced except after thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof.
Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premium, plus a ten percent (10%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the tenant provided such blanket policies expressly afford coverage to the premises and to Tenant as required by this Lease.
    16.g. If, in the reasonable opinion of Landlord or Landlord's lender, the amount or type of public liability and property damage insurance coverage, or any other amount or type of insurance at that time is not adequate or not provided for herein, Tenant shall either acquire or increase the insurance coverage as required by either Landlord or Landlord's lender to such amount that is comparable to insurance coverage levels for other first class office buildings in the South Coast Metro area; provided, however, that in no event shall Tenant be obligated to obtain earthquake or flood insurance as part of Tenant's required insurance under this Paragraph 16.
    16.h. At all times during the term hereof, Landlord shall maintain in effect a policy or policies of Property Insurance covering the Building in an amount not less than that required by Landlord's lender, providing protection against any peril included within the classification "all risk"; excluding coverage for flood or earthquake (unless Landlord in its sole discretion elects to obtain endorsements for flood or earthquake). The costs of Landlord's insurance obtained herein shall be included as a part of the Direct Expenses.

17. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during recognized business hours of generally recognized business days, and subject to the rules and regulations of the Building (attached hereto and incorporated herein), electricity for normal lighting and fractional horsepower office machines, janitorial service, and heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises. Landlord may take into consideration the availability of energy resources and prudent energy conservation practices, including participation in any energy conservation association or other arrangement for voluntary cutback, load shedding and the like. Tenant shall cooperate with any such conservation programs or practices, but Tenant's cooperation in any voluntary conservation program or practice shall be required only so long as such cooperation does not materially interfere with Tenant's business. No failure to furnish any of such services or utilities shall entitle Tenant to any damages, relieve Tenant of the obligation to pay the full rent reserved herein, or constitute or be construed as a constructive or other eviction of Tenant, except that rent and other charges shall abate from and after the sixth (6th) business day to the extent the Premises are rendered uninhabitable for a period exceeding five (5) consecutive business days. Landlord shall also maintain the common stairs, common entries and restrooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and unless otherwise agreed to by Landlord, the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.
     Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but not without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 220 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which consent shall be within Landlord's sole but reasonable discretion, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.
     Any special equipment, apparatus, or device requested by Tenant and approved by Landlord shall be the responsibility of Tenant, including, but not limited to, costs of repair, costs of operation, and costs of maintenance. Notwithstanding the foregoing, Landlord acknowledges that Tenant requires the installation of back-up electrical generator equipment and Landlord agrees to provide a suitable space within the Project for Tenant to locate such electrical generation equipment, and no additional rent shall be charged to Tenant for such space. Tenant agrees that the purchase, installation, operation, repair and maintenance of such equipment shall be at its sole cost and expense, and shall at all times comply with applicable law and that Landlord may require such equipment to be removed, at Tenant's expense, at the expiration or termination of the Lease.

18. PROPERTY TAXES. Tenant shall be liable for and shall pay thirty (30) days before delinquency all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises, and, when possible, Tenant shall cause such personal property and trade fixtures to be assessed and billed separately from the Building and the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building or the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord, as additional rent, the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment, together with interest thereon from the date of payment by Landlord to the date of reimbursement by Tenant at the maximum rate permitted by law to be charged. Provided, however, that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation but without any cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes, levies and assessments so paid under protest, any amount so recovered to belong to Tenant.

19. RULES AND REGULATIONS. Tenant agrees to abide by all rules and regulations of the Building and the Project imposed by Landlord as set forth in Exhibit E
                                                                    ---------
attached hereto, as the same may be reasonably changed from time to time upon reasonable notice to Tenant. Any such change shall be effective upon delivery of a copy thereof to Tenant. These rules and regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Premises, the Building and the Project, and as may be necessary for the enjoyment of the Building and the Project by all tenants and their clients, customers and employees.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy. Any holding over without the express written consent obtained from Landlord by Tenant, shall not constitute a renewal or extension hereof or give Tenant any rights under this Lease. If Tenant shall hold over without the express written consent of Landlord, Landlord may, at its option treat Tenant as a tenant at sufferance only and subject to all of the terms and conditions herein contained, except that the monthly rental shall be one hundred twenty-five percent (125%) of the total monthly rental applicable at the date of expiration, or at the then currently scheduled rent for comparable space in the Building without regard to any Tenant concessions, whichever is greater. If Tenant fails to surrender the Premises upon the expiration of this Lease, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claims made by any succeeding tenant founded on or resulting from such failure to surrender. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal of this Lease.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times upon reasonable prior notice except in the event of emergencies, have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Notwithstanding the foregoing, Landlord shall use all reasonable efforts to minimize disruption of Tenant's business on the Premises. If, however, by reason of Landlord's actions hereunder not caused by the negligence or willful misconduct of Tenant, its agents, employees, contractors or invitees, Tenant, as a result thereof, cannot operate its business from a standpoint of prudent business management, then all rent provided to be paid hereunder shall be abated proportionately with the degree to which Tenant's ability to operate its business from the Premises is impaired commencing on the sixth (6th) consecutive day of such interruption until cessation thereof.
Tenant shall continue the operation of its business on the Premises during any such period to the extent reasonably practicable from the standpoint of prudent business management. Other than as set forth in the foregoing, Tenant shall not be entitled to any compensation or damages from Landlord from loss of use of the whole or any part of the Premises, the Building or Tenant's personal property or any inconvenience or annoyance occasioned by Landlord's actions hereunder. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes, wire room or data processing room, files, desks and other personal property, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22.  RECONSTRUCTION.
     22.a. In the event the Premises or the Building in which the Premises are located are damaged by any peril covered by Landlord's Ali-Risk insurance:

     (i) In the event of total destruction of the Building, at Landlord's option within ninety (90) days thereafter Landlord shall commence reconstruction, repair and restoration of the Building and continue the same diligently to completion, in which event this Lease shall remain in full force and effect; or within said ninety (90) day period shall elect not to so reconstruct, repair or restore in which event this Lease shall automatically be terminated as of the date of such casualty. In either event, Landlord shall give Tenant written notice of its intention within said ninety (90) day period.

     (ii) In the event of partial destruction of the Building, or of total or partial destruction of the Premises, Landlord shall be responsible for repairing such damage and restoring the Building or the Premises, except in the circumstances hereinafter provided. If the Premises or the Building are damaged and (a) the repair or restoration thereof, in Landlord's opinion, cannot be completed within one hundred eighty (180) days of commencement of repair or restoration; or (b) the estimated cost thereof exceeds the insurance proceeds available for repair or restoration plus any amount which Tenant is obligated or elects to pay for such repair or restoration; or (c) the estimated cost of repair or restoration of the Premises or Building exceeds fifty percent (50%) of the full replacement cost of the Building; or (d) the Building cannot be restored except in a substantially different structural or architectural form than existed before the damage and destruction, Landlord shall have the option to either terminate this Lease or to repair or restore the Premises of the Building. In the event that Landlord elects to terminate this Lease, Landlord shall give notice to Tenant within ninety (90) days after the occurrence of such damage, terminating this Lease as of the date specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after giving of such notice. In the event such notice is given, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date specified in the notice and rent shall be paid up to the date of termination, less any abated rent pursuant to Paragraph 22.c below. Landlord shall refund to Tenant the rent theretofore paid for any period of time subsequent to such date.

     22.b.     Upon any termination of this Lease under any of the provisions of this Paragraph, the parties shall be released thereby, without further obligation to the other, from the date possession of the Premises is surrendered to the Landlord, except for items which have theretofore accrued and are then unpaid.

     22.c.     Unless the damage or destruction is caused by the negligence of
Tenant, or its employees or agents, or unless the Premises were unusable for a period of less than five (5) days, if the Premises are rendered totally or partially untenantable, Base Rent and Additional Rent shall abate during the period of reconstruction in the same proportion to the total rent as the portion of the Premises rendered untenantable bears to the entire Premises. In no event shall Tenant be entitled to any compensation or damages for loss of use of the whole or any part of the Premises or for any inconvenience occasioned by any such destruction, rebuilding or restoration of the Premises, the Building or access thereto. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any present and future laws and case decisions to the same effect.

     22.d.     Notwithstanding any destruction or damage to the Premises or the
Building, including the parking facilities and interior adjacent landscaped areas, Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph. Notwithstanding anything to the contrary contained in this Paragraph, should Landlord be delayed or prevented from repairing or restoring said damaged Premises for one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, the Landlord and the Tenant shall each have the right to terminate this Lease, effective upon thirty (30) days prior written notice, so long as said damaged Premises shall still have not substantially been repaired or restored.

     22.e.     In the event of partial destruction of the Premises or the
Building due to any cause other than a peril covered by Landlord's Ali-Risk insurance, if Tenant is not obligated to, or does not elect to, pay for repair and restoration of same, Landlord shall have the option: (1) to repair or restore same, this Lease continuing in full force and effect; or (2) give notice to Tenant at any time within sixty (60) days after such partial destruction terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice.

     22.f.     It is hereby acknowledged that if Landlord is obligated to, or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of said Building and said Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, fixtures, equipment or other personal property, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

     22.g.     Notwithstanding anything to the contrary contained in this
Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

23. DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

     23.a.     Any failure by Tenant to pay the rent or to make any other payment required to be made by Tenant hereunder at the time specified for payment. Landlord shall give Tenant seven (7) days' written notice of default, which notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure, as amended.

     23.b.     The abandonment or vacation of the Premises by Tenant.
Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer.

     23.c.     Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for fifteen (15) days (except where a different period of time is specified in this Lease) after written notice by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure, as amended. If the nature of such default is such that the same cannot reasonably be cured within such fifteen (15) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     23.d.     Tenant makes or has made or furnishes or has furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished.

     23.e.     Any substantial portion of the assets of Tenant is transferred, or any material obligation is incurred by Tenant, unless such transfer or obligation is incurred in the ordinary course of Tenant's business, or in good faith for fair equivalent consideration, or with Landlord's consent.

     23.f.     The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days; or Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts.

24.  REMEDIES FOR DEFAULT.

     24.a.     In the event of any default by Tenant pursuant to Paragraph 23 above, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

     (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

     (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves reasonably could have been avoided; plus

     (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves reasonably could be avoided; plus

     (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including without limitation the unamortized balance of any tenant improvement allowance provided to Tenant by Landlord or of any tenant improvements constructed or paid for by Landlord at the commencement of the term hereof, which amount shall be deemed additional rent automatically due and payable hereunder upon the occurrence of an event of default by Tenant and shall be recoverable as rent in any unlawful detainer or other action arising out of or pertaining to such default, whether or not specified in any notice given by Landlord as a condition or prior to the commencement of any such action; and

     (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

     24.b.     As used in subparagraphs (a)(i) and (a)(ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate per annum permitted by law to be charged.

     24.c.     In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     24.d.     In the event of the vacation or abandonment of the Premises by
Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 24, Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Election by Landlord to proceed pursuant to this subparagraph shall be made upon written notice to Tenant and shall be deemed an election of the remedy described in California Civil Code Section 1951.4 and, unless Landlord relets the Premises, Tenant shall have the right to sublet or assign subject to the prior written consent of Landlord. Such consent shall not be unreasonably withheld and shall be subject to all of the terms and provisions of Paragraph 13.

     24.e.     In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue if any, shall be held by Landlord and applied in payment of future amounts as the same may become due and payable hereunder. Should the rent for such reletting, during any month for which the payment of rent is required hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     24.f.     No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 24 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

     24.g.     In any action for unlawful detainer commenced by Landlord
against Tenant by reason of any default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be the amount of rent reserved in this Lease for such period. The rights and remedies reserved to Landlord herein, including those not specifically described, shall be cumulative and, except as otherwise provided by California statutory law in effect at the time, Landlord may pursue any or all of such rights and remedies, at the same time or otherwise.

     24.h.     All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money, other than rent, required to be paid by it or fails to perform any other act on its part to be performed, and such failure continues beyond any applicable grace period set forth in the Paragraph providing for such obligation (or if no grace period is set forth in such Paragraph, then the applicable grace period pursuant to Paragraph 23), then in addition to any other remedies provided herein Landlord may, but shall not be obligated so to do, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part, including the removal of any offending signs. Landlord's election to make any such payment or perform any such act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall, within ten (10) days after written demand therefor by Landlord, reimburse Landlord for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the maximum rate per annum permitted by law to be charged, accruing from the date of such payment by Landlord; and Landlord shall have the same rights and remedies in the event of failure by Tenant to pay such amounts as Landlord would have in the event of a default by Tenant in payment of rent.

25. LANDLORD'S LIABILITY. The liability of Landlord under this Lease shall be limited to Landlord's estate in the Premises and the Building. Notwithstanding anything to the contrary set forth herein, Tenant agrees to look solely to Landlord's interest in the Premises and the Building (including the rents, issues and profits from the tenants in the Building) for the satisfaction of any liability, duty or obligation of Landlord with respect to this Lease or the relationship of Landlord and Tenant hereunder, and no other assets of Landlord shall be subject to any liability therefor. In no event shall Tenant seek and Tenant does hereby waive any recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

26. EMINENT DOMAIN. If the whole of the Premises shall be taken, or such part thereof shall be taken as shall substantially interfere with Tenant's use and occupancy of the balance thereof, under power of eminent domain, or sold, transferred, or conveyed in lieu thereof, either Tenant or Landlord may terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority, whichever date occurs later. If any part of the Building other than the Premises, including parking facilities and interior and adjacent landscaped areas, shall be so taken, sold, transferred or conveyed in lieu thereof, Landlord shall have the right, at its option, to terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof, as provided hereunder, or for the interruption of, or damage to Tenant's business or for relocation expenses recovered against the condemning authority. In the event of a partial taking, or a sale, transfer, or conveyance in lieu thereof, which does not result in a termination of this Lease, Landlord shall, to the extent of any funds received from the condemning authority for repair or restoration, restore the Premises substantially to their condition prior to such partial taking and thereafter, rent shall be abated in the proportion which the square footage of the part of the Premises so made unusable bears to the amount of area rented immediately prior to the taking. No temporary taking of a part of the Premises or of the Building, including parking facilities and interior and adjacent landscaped areas, shall give Tenant any right to terminate this Lease or to any abatement of rent hereunder unless such temporary taking exceeds ten (10) days and in such event, the abatement will be provided to Tenant in arrears upon Landlord's receipt of and to the extent of the condemnation award attributable to loss of use of the Premises due to the temporary taking.

27. HAZARDOUS MATERIALS. Without limiting the generality of Paragraphs 8 and 9 of this Lease, Tenant covenants and agrees that Tenant, its employees, agents and other third parties entering upon the Project at the request or invitation of Tenant shall not bring into, maintain upon, generate, produce, use, store, dispose of or release or discharge in or about the Project any hazardous or toxic substances or hazardous waste, as more fully defined below (collectively, "hazardous materials"). The foregoing covenant shall not extend to substances typically found or used in applications of the type permitted by this Lease so long as (a) such substances are maintained only in such quantities as are reasonably necessary for Tenant's operations in the Premises, (b) such substances and all equipment which generates such substances are used strictly in accordance with the manufacturers' instructions therefor, (c) such substances are not disposed of in or about the Project in a manner which would constitute a release or discharge thereof, and (d) all such substances and all equipment which generates such substances are removed from the Project by Tenant upon the expiration or earlier termination of this Lease. Any introduction, use, storage, generation, maintenance, production, disposal, release or discharge by Tenant of hazardous materials in or about the Project as is permitted pursuant to this Paragraph shall be carried out in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Moreover, no hazardous waste resulting from any operations by Tenant shall be stored or maintained by Tenant in or about the Project for more than thirty (30) days prior to removal by Tenant. In no event shall Tenant install any chemical storage tank in or about the Project. Tenant shall, annually within thirty (30) days after Tenant's receipt of Landlord's written request therefor, provide to Landlord a written list identifying any hazardous materials then maintained by Tenant in the Project, the use of each such hazardous material and the approximate quantity of each such hazardous material so maintained by Tenant, together with written certification by Tenant stating, in substance, that neither Tenant nor any person for whom Tenant is responsible has released or discharged any hazardous materials in excess of levels or concentrations permitted by applicable law in or about the Project.

     In the event that Tenant proposes to conduct any use or to operate or store any equipment which will or may utilize or generate a hazardous material other than as specified in the first paragraph of this Paragraph, Tenant shall first in writing submit such use, storage or equipment to Landlord for approval. No approval by Landlord shall relieve Tenant of any obligation of Tenant pursuant to this Paragraph, including the removal, clean-up and indemnification obligations imposed upon Tenant by this Paragraph. Tenant shall, within five (5) days after receipt thereof, furnish to Landlord copies of all notices or other communications received by Tenant with respect to any actual or alleged release or discharge of any hazardous material in or about the Premises, the Building or the Project and shall, whether or not Tenant receives any such notice or communication, notify Landlord in writing of any discharge or release of hazardous material by Tenant or anyone for whom Tenant is responsible in or about the Premises, the Building or the Project.

     Upon any violation of the foregoing covenants, Tenant shall be obligated, at Tenant's sole cost, to clean-up and remove from the Project all hazardous materials introduced into the Project by Tenant or any third party for whom Tenant is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Tenant shall, in each instance, be conducted to the reasonable satisfaction of Landlord and to the satisfaction of all governmental authorities having jurisdiction. Landlord's right of entry pursuant to Paragraph 21 shall include the right to enter and inspect the Premises for violations of Tenant's covenants herein.

     Tenant shall indemnify, defend (with counsel selected by Landlord) and hold harmless Landlord, its partners and their successors, assigns, partners, directors, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys' fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (i) the introduction into or about the Project by Tenant or anyone for whom Tenant is responsible of any hazardous materials in excess of levels or concentrations permitted by applicable law, (ii) the usage, storage, maintenance, generation, production, disposal, release or discharge by Tenant or anyone for whom Tenant is responsible of hazardous materials in or about the Project, (iii) the discharge or release in or about the Project by Tenant or anyone for whom Tenant is responsible of any hazardous materials, (iv) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, production, storage, generation, disposal, disposition, release or discharge by Tenant or anyone for whom Tenant is responsible of hazardous materials in or about the Project, and
(v) any failure of Tenant or anyone for whom Tenant is responsible to observe the foregoing covenants of this Paragraph 27. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision. If any claim for indemnification is made by Landlord hereunder, or if Tenant is required hereunder to perform any remedial activity pursuant to this Paragraph, Landlord agrees to grant to Tenant such access to portions of the Project as is reasonably necessary for the purpose of effecting a remediation of the occurrence giving rise to such claim for indemnification or duty of remediation.

     In the event that Tenant is required by any governmental authority to maintain any hazardous materials license or permit in connection with any use conducted by Tenant or any equipment operated by Tenant in, on or about the Premises, copies of such license or permit, each renewal or revocation thereof, and any communication relating to suspension, renewal or revocation thereof shall be furnished to Landlord within five (5) days after receipt thereof by Tenant. Compliance by Tenant with the provisions of this paragraph and the second paragraph of this Paragraph shall not relieve Tenant of any other obligation of Tenant pursuant to this Paragraph.

     Upon any violation of the foregoing covenants Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including, but not limited to, these set forth in Paragraph 24. Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option, (i) immediately terminate this Lease, or
(ii) continue this Lease in effect until compliance by Tenant with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this Paragraph.

     As used in this Paragraph, the term "hazardous materials" shall mean any hazardous materials, hazardous wastes or hazardous or toxic substances as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. (S) 6901 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. (S) 2601 et seq.) and California Health and Safety Code Section 25316, including such hazardous or toxic substances or wastes as are identified, defined or listed elsewhere where such identifications, definitions or lists are incorporated into such acts or section by reference, as well as all products containing such hazardous substances or wastes. As of the date of this Lease, Landlord warrants that to its knowledge, the Building does not contain any asbestos, PCBs, PCB-contaminated electrical equipment and/or hazardous materials in excess of those levels or concentrations permitted by law. For purposes of this Lease, "to its knowledge" shall not require Landlord to conduct independent testing or to make inquiry of any governmental agency or third party, and shall mean only the actual knowledge of Kevin Hauber, Kelly Peart, Tiffany Lauchlan, and Dennis Smith, Landlord's representatives. Landlord shall not place any hazardous materials in the Building and shall promptly, at Landlord's sole cost and expense, take all remedial action ordered by any governmental agency for clean-up and removal of hazardous materials in the Building created or caused by Landlord. Landlord agrees to give Tenant written notice of the existence and/or Landlord's discovery of the presence of or contamination of the Building or any portion thereof with hazardous materials.

28. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. In the event Tenant does not provide Landlord with an offset statement as required in this paragraph within the ten (10) day period mentioned therein, Tenant shall be deemed to have acknowledged all of the matters set forth herein.

29.  TRAFFIC AND ENERGY MANAGEMENT.

     29.a.     Tenant agrees to cooperate and use its best efforts to
participate in governmentally mandated and voluntary traffic management programs
generally applicable to businesses located in,           Costa Mesa
                                               ------------------------------
California or to the Project and, initially, shall encourage and support van and car pooling by office workers and service employees and shall encourage and support staggered and flexible working hours for employees to the fullest extent permitted by the requirements of Tenant's business, and so long as it does not materially interfere with Tenant's business or materially increase Tenant's cost of doing business. Neither this Paragraph nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

     29.b.     Tenant agrees to cooperate and use its best efforts to comply with any and all guidelines or controls imposed upon either Landlord or Tenant by federal or state governmental organizations or by any energy conservation association to which Landlord is a party concerning energy management, and so long as it does not materially interfere with Tenant's business or materially increase Tenant's cost of doing business.

     29.c.     All costs, fees and assessments and other charges paid by
Landlord to any governmental authority or voluntary association in connection with any program of the types described in this Paragraph, and all costs and fees paid by Landlord to any governmental authority, voluntary association or third party pursuant to or to implement any such program, shall be included in Direct Expenses for the purpose of Paragraph 7, whether or not specifically listed in such Paragraph.

30.  INTENTIONALLY OMITTED.

31. COMMON FACILITIES; PARKING. Tenant shall have the non-exclusive right, in common with Landlord and other tenants and occupants of the Project and their employees, agents and business visitors, to the use of all common facilities which constitute a part of the Project, subject to such reasonable rules and regulations relating to such use as Landlord may from time to time establish. Common facilities located within the Building include any building lobby, elevators, restrooms, stairways and stairwells, elevator lobbies and common entrances, corridors, passageways and serviceways which are not located within the premises of Tenant or another tenant of the Building. Common facilities located outside of the Building include landscaping, hardscaping and any fountains adjacent to the Building, any parking structure serving the Building (the "Parking Structure"), all sidewalks, driveways, vehicle and pedestrian entrances and accessways, loading docks, truck tunnels, truck parking and truck turn-around areas, vehicle and pedestrian ramps serving the Project, and any pedestrian walkway connecting the Building and the Parking Structure. The common facilities located outside of the Building but included within the definition of the Project are those areas which are depicted on Exhibit B attached hereto. Landlord may make changes at any time and from
   ---------
time to time to the common facilities, and no such change shall entitle Tenant to any abatement of rent. Landlord shall at all times have the sole and exclusive control of the common facilities. To the extent that any common facilities located outside of the Building are maintained jointly or for the common benefit of Landlord and the owners of adjacent structures, (i) Tenant's non-exclusive right of use of such common facilities shall be in common with Landlord, other tenants and occupants of and visitors to the Project and the owners, tenants, occupants of and visitors to such other structures, and (ii) Direct Expenses for purposes of Paragraph 7 shall include only that portion of the Direct Expenses of such common facilities as are allocated to the Project from time to time by agreement among Landlord and the owners of such other structures.

     Tenant shall keep all common facilities free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations. Nothing herein shall affect the right of Landlord at any time to remove any persons not authorized to use the common facilities or to prevent the use of such facilities by unauthorized persons. Landlord reserves the right, from time to time, to (A) make alterations in or additions to the common facilities, including without limitation, constructing new structures or changing the location, size, shape and/or number of the driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscape areas and walkways, (B) close temporarily any of the common facilities of the Project for maintenance or other purposes as long as reasonable access to the Premises remains available, (C) designate property to be included in or eliminate property from the common facilities of the Project, and (D) use the common facilities of the Project while engaged in making alterations in or additions or repairs to the Project.

     Tenant shall have such parking rights in and to parking spaces, if any, as are set forth in the Parking Agreement attached hereto as Exhibit D. All
                                                         ----------
agreements by Tenant and Tenant's employees for monthly usage of spaces in any parking structure shall, if so requested by Landlord, be made directly with the operator of the parking structure.

32. AUTHORITY OF PARTIES. Each individual executing this Lease on behalf of Landlord and Tenant represents and warrants that the execution and delivery of this Lease on behalf of the party for whom such person is executing is duly authorized, that he or she is authorized to execute and deliver this Lease and that this Lease is binding upon such party in accordance with its terms. If Tenant is a corporation, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant or any executive committee thereof authorizing or ratifying the execution of this Lease. Failure of Tenant to provide such resolution shall not, however, relieve Tenant of its obligations pursuant to this Lease.

33.  GENERAL PROVISIONS.

     (i) Exhibits and Addenda. Exhibits and Addenda signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

     (ii) Waiver. No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. Tenant's delivery of keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises unless done pursuant to a written agreement to such effect executed by Landlord. The acceptance of any rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach (other than the failure to pay the particular rent so accepted) or any other breach unless such waiver is expressly stated in a writing signed by Landlord. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a default under Paragraph 23(f) or waive the provisions of Paragraph 13.

     (iii) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be personally served on Tenant, attention Chief Financial Officer, at the Premises or shall be sent by United States certified mail, return receipt requested, postage prepaid, addressed to the Tenant, attention Chief Financial Officer, at the Premises, or to such other places as Tenant may from time to time designate in a notice to the Landlord. A copy of all notices and demands to Tenant shall also be sent to Frank Punelli, Jr., Davis, Punelli & Keathley LLP, 19900 MacArthur Boulevard, Suite 950, Costa Mesa, California 92612. All notices and demands by the Tenant to the Landlord shall be personally served on Landlord at the office of the Building or shall be sent by United States certified mail, return receipt requested, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If any notice is sent by mail, the same shall be deemed delivered and received on the date of receipt, refusal or non-delivery indicated on the return receipt. Any notice provided for herein may also be sent by facsimile transmission or by any reputable overnight courier so long as written confirmation of delivery of such notice is obtained by the sender.

     (iv) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

     (v) Marginal Headings. The marginal headings and Paragraph titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (vi) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (vii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     (viii) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of sum due from Tenant shall not be received by Landlord or Landlord's designee within seven (7) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to three percent (3%) of such overdue amount. In addition, any amount not paid when due shall bear interest at the maximum rate allowed by law from the due date until paid. The parties hereby agree that such late charges and interest represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges and interest by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that any check or other payment device for rent, or any other charge hereunder, is returned due to insufficient funds or any other reason, Landlord may require all further payments to be made by money order, cashier's check or in cash. In addition, the rent will be deemed late and the above mentioned provision shall apply. Tenant shall pay Landlord a Non Sufficient Fund fee equal to what Landlord charges at that given time.

      (ix) Prior Agreements. This Lease, the Addenda and Exhibits contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

      (x) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such liability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

      (xi) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees. If Landlord is involuntarily made a party defendant to any litigation concerning this Lease or the Premises by reason of any act or omission of Tenant, then Tenant shall hold Landlord harmless from all costs, liabilities, damages and expenses by reason thereof, including attorneys' fees and all costs incurred by Landlord in such litigation.

      (xii) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall, through a written assumption agreement, in form reasonably agreed upon by Landlord and such purchaser, agree to assume and carry out any and all of the covenants and obligations of the Landlord under this Lease.

      (xiii) Subordination, Attornment. Without the necessity of any additional documents being executed by Tenant for the purpose of effecting a subordination and at the election of Landlord or any mortgages with a lien on the Building or ground lessor with respect to Building, this Lease is subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Building and the real property of which it is a part, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof. Notwithstanding, Tenant agrees, within ten
(10) days after Landlord's written request therefor, to (a) execute, acknowledge and delivery any and all documents or instruments reasonably requested by Landlord, or that are necessary or proper to assure the subordination of this Lease to any such mortgages, deeds of trust, or leasehold estates, and (b) supply such public financial information concerning Tenant as may be reasonably requested by any ground lessor or lender. Notwithstanding such subordination, Tenant's quiet enjoyment of the Premises will not be disturbed so long as Tenant pays rent and observes and performs all of the provisions of this Lease to be observed and performed by Tenant. Notwithstanding anything to the contrary set forth in this Paragraph, Tenant hereby attorns and agrees to attorn to (at the option of) any person, firm, or corporation purchasing or otherwise acquiring the building and the real property of which it is a part, at any sale or other proceeding or pursuant to the exercise of any other rights, powers, or remedies under such mortgages, or deeds of trust, or ground or underlying leases, as if such person, firm or corporation had been named as Landlord herein, provided that such person, firm, or corporation shall accept the Premises subject to this Lease. The provisions of this Paragraph to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

      (xiv) Name. Tenant shall not use the name of the Building or of the Project for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

      (xv) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

      (xvi) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

      (xvii) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

      (xviii)   Signs and Auctions.  Except as otherwise specifically provided in this Lease, Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent, and as to the placement of any sign, such consent shall not be unreasonably withheld or delayed.

      (xix) Square Footage. As applicable herein, usable square feet shall be calculated pursuant to the American National Standard Z65.1-1980 and any subsequent revisions thereto.


      (xx) Negotiated Transaction. This Lease has been negotiated at arm's length. Accordingly, the provisions of this Lease shall be deemed to have been drafted by all of the parties and any rule of law that would require interpretation of this Lease against the party that has drafted it is not applicable and is waived.

      (xxi) Non-Disclosure of Lease Terms. Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents, real estate brokers and sales persons and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction. Provided, however, that Landlord may disclose the terms hereof to any lender now or hereafter having a lien on Landlord's interest in the Project or any portion thereof, and either party may disclose the terms hereof to its respective independent accountants who review its respective financial statements or prepare its respective tax returns to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublessee or assignee of Tenant), to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry and in connection with any action brought to enforce the terms of this Lease, on account of the breach or alleged breach hereof or to seek a judicial determination of the rights or obligations of the parties hereunder.

      (xxii) Quitclaim of Interest. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within five (5) days after written demand from Landlord to Tenant, any quitclaim deed or other document which may be reasonably requested by any reputable title insurance company to remove this Lease as a matter affecting title to the Premises on a preliminary title report or title policy issued with respect to the Project.

      (xxiii)  Waiver of Jury Trial.   LANDLORD AND TENANT EACH ACKNOWLEDGE THAT
IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF CALIFORNIA. EACH PARTY EXPRESSLY AND KNOWINGLY WAIVES AND RELEASES ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE.


    ---------------------------                 ---------------------------
       Landlord's Initials                           Tenant's Initials

      (xxiv) Survival of Indemnities. The obligations of the indemnifying party under each and every indemnification and hold harmless provision in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (A) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provisions, or
(B) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred.

      (xxv) No Representation By Landlord. In no event shall the review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease be deemed to be an approval of, or representation or warranty as to, the adequacy, accuracy, sufficiency or soundness of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord shall be for the sole purpose of protecting Landlord's interests in the Building and the Project under this Lease, and no third parties shall have any rights pursuant thereto.

      BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this lease excepting only Grubb & Ellis and it knows of no other real estate broker or agent who is
-------------
entitled to a commission in connection with his Lease.

      The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

      If this Lease has been filled in, it has been prepared for submission to your attorney for his approval prior to your execution thereof. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of the transactions relating thereon.

Address:  949 South Coast Drive, Suite 300               Address:  949 South Coast Drive, Suite 600
          Costa Mesa, California  92626                            Costa Mesa, California  92626

Pacific Mercantile Bank                                  Metro Pointe 13580, Lot Three
A California Corporation                                 A California Limited Partnership
                                                         Arnel Management Company, its Agent

By:  /s/  John McCauley,                                  By:  /s/  Steven L. Pollard,
    ---------------------------------------------             ----------------------------------------------
    John McCauley, Executive Vice President & COO             Steven L. Pollard, Controller

By:  /s/  Raymond Dellerba                                By:  /s/  Kevin P. Hauber
    ----------------------------------------------            -----------------------------------------------
    Raymond Dellerba, President & CEO                         Kevin P. Hauber, Executive Vice President

                                                         Execution Date:
                                                                        -------------------------------------
                                                                                      "LANDLORD"

                                                         Pacific Mercantile Bank
                                                         A California Corporation

                                                         By:
                                                             --------------------------------------------------
                                                             John McCauley, Chief Financial Officer

                                                         By:
Address: 949 South Coast Drive, Suite 300                    -------------------------------------------------
         ----------------------------------------            Raymond Dellerba, President
         Costa Mesa, California  92626
         ----------------------------------------

                                                         Execution Date:
                                                                        ---------------------------------------
                                                                                      "TENANT"

                                   EXHIBIT A

                            DESCRIPTION OF PREMISES


                               Exhibit A Page 1

                                   EXHIBIT B

                                   SITE PLAN


                               Exhibit B Page 1

                                  METRO POINTE
                                   EXHIBIT C
                                  WORK LETTER

In addition to the mutual covenants contained in the Lease to which this Work Letter is attached, Landlord and Tenant further mutually agree as follows:

1.   PLANS AND SPECIFICATIONS FOR THE PREMISES:
     (a) Tenant agrees to cooperate with Landlord's architects and engineers, who shall prepare detailed space plans and specifications for the Premises which shall include, but not be limited to, locations of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, plumbing fixtures, extraordinary floor loads, and other special requirements and Tenant shall approve such space plans in writing on or before the Space Plan Approval Date set forth in the Schedule of Approvals below. Tenant may have its own architect prepare space plans at its expense prior to the Space Plan Approval Date. If Tenant does so, Landlord shall be entitled in all respects to rely upon all plans, drawings, and information so supplied by Tenant. All working drawings shall be prepared at Landlord's expense by Landlord's architect or engineer. The working drawings shall include architectural, mechanical, electrical and structural engineering drawings for Building Standard Work as described in Paragraph 2 hereof.
     (b) Tenant may require work (hereinafter referred to as "Non-Building Standard Work") different from or in addition to Building Standard Work as described in Paragraph 2 hereof. In such event, any architectural, mechanical, electrical and structural engineering drawings, plans and specifications required shall be prepared by Landlord's architect or engineer at Tenant's expense and shall be subject to the approval of Landlord.
     (c) If Tenant selects interior finish items, such as wall paint or coverings, fixtures and carpeting other than Landlord's Building Standard, Tenant shall notify Landlord of all such selections in writing by the date specified in the Schedule of Approvals below. All interior decorating items and services selected by Tenant in excess of Building Standard shall be provided by Tenant at Tenant's sole cost and expense.
     (d) All plans, specifications and drawings referred to hereinabove in subparagraphs (a) and (b) of this Paragraph 1 are subject to Landlord's approval, which approval shall not be unreasonably withheld.
     (e) Tenant's plans and specifications shall not be in conflict with the building codes for the city of Costa Mesa, County of Orange or with insurance regulations for Type II Fire Resistive Construction. All plans and specifications shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction.
     (f) Whether and to the extent which any of Tenant's requirements constitute Non-Building Standard Work or otherwise exceed Building Standard shall be determined by Landlord's architect or engineer which determination shall be conclusive.

2.   BUILDING STANDARD WORK AT LANDLORD'S COST AND EXPENSE.
     (a) Landlord agrees, at its sole cost and expense, to furnish and install all the following Building Standard Work, but only in the quantities specified by Landlord, as indicated on Tenant's final approved plans and specifications:
     (i)     Corridor Walls:
             (a) 2 -" metal studs 24" on center in runners to steel or slab above, perimeter caulked.
             (b) 1 layer of 5/8" sheet rock each side, face taped smooth to receive paint on Tenant side of wall.
             (c)      Batt insulation in cavity (R-8 rating).
             Allowance: As required for Tenant space.
     (ii)    Demising Walls:
             (a) 2 1/2" metal studs 24" on center in runners to underside of structure.
             (b) 1 layer of 5/8" sheet rock each side, face taped smooth to receive paint.
             (c)      Batt insulation in cavity.
             Allowance: 2 lineal feet of demising partition per each 100 square feet of leasable Tenant area.
     (iii)   Exterior Walls:
             (a) Glass to 10' on 1st floor, 9' typically on upper floors, and 11' in some areas on top floor. Sheet rock below glass to floor face taped smooth to receive paint.
             (a) or (b) depending on perimeter elevation and location.
             Allowance: as required for Tenant space.
     (iv)    Interior Partition (within Tenant space):
             (a) 2 -" metal studs 24" on center from floor to suspended ceiling.
             (b) 1 layer of 5/8" sheet rock each side, face taped smooth to receive paint.
             (c)      Batt insulation in cavity.
             Allowance: 8 linear feet of interior partition per each 100 square feet of gross leasable Tenant area.
     (v)     Column and Duct Furring:
             (a) 5/8" sheet rock boxing steel columns and duct spaces from 6" above ceiling to floor, face taped smooth to receive paint.
             Allowance: Throughout leased area.
     (vi)    Corridor Door Assembly:
             (a) 3'0" x 8'10" x 1%" solid core white oak doors finished per building standard.
             (b) Frame - 3'0" x 8'10" prefinish black per building standard.
             (c)      Hinges - 1 - pair per door.
             (d) Latchset- "Schlage", polished chrome per building standard.
             Allowance: 1 door per 25 lineal feet of interior partition.
     (vii)   Interior Doors (Tenant space):
             (a) 1 - 3'0" x 8'10" x 1%" solid core white oak, per building standard.
             (b)      Frame - 3'0" x 8'10" prefinish per building standard.
             (c)      Hinges - 1 -pair per door.
             (d) Latchset- "Schlage", polished chrome per building standard.
             Allowance: 1 door per 25 lineal feet of interior partition.
     (viii)  2 x 4 Fluorescent Light Fixture:
             (a)      2 x 4 "T" bar lay-in type- 3 lamp.
             (b)      Cool white fluorescent tubes - 3 each.
             (c)      Earthquake clips and wires.
             (d)      19 cell parabolic.
             Allowance: 1 light fixture per 80 square feet of lease area.

                               Exhibit C Page 1

     (ix)    Light Switch Assembly:
             (a)      Leviton #5248-1, or equal, duplex receptacle- 1 each.
             (b) Switches paired in double gang box to meet Title XXlV requirements.
             (c)      Switch height at 42" AFF to center line of switch.
             (d)      Ivory color.
             Allowance: 1 light switch assembly per 300 square feet of lease area.
     (x)     Electrical Wall Outlet:
             (a)      Leviton #52.48-1, or equal, duplex receptacle- 1 each.
             (b)      Ivory color.
             (c)      Eight outlets per circuit - 120 volt.
             (d)      Mounted vertically.
             Allowance: 1 electrical wall outlet per 150 square feet of lease area.
     (xi)    Telephone Wall Outlet:
             (a)      Single gang outlet box in wall, mounted vertically.
             (b)      %" metal conduit from outlet box to "J" box in ceiling.
             (c)      Cover plate by phone company.
             (d)      Outlet height at 12" AFF to center line of outlet.
             Allowance: 1 telephone wall outlet per 300 square feet of lease area.
     (xii)   Acoustical Ceiling:
             (a)      Grid color to be Iow sheen white.
             (b)      2 x 2" tile in fineline grid celotex Texture Tone, Class
                      "A".
             (c)      Ceiling height to be 9'0" (+) above floor slab.
             Allowance: Acoustical ceiling throughout lease area.
     (xiii)  Heating and Air Conditioning Distribution:
             (a)      Furnish and install Iow pressure distribution duct work.
             (b)      Furnish and install supply air registers.
             (c)      Furnish and install return air grilles.
             (d)      Furnish and install thermostats - 1 per zone.
             (e)      Balance system in accordance with engineered plans.
             (f)      Furnish and install mixing boxes - 1 zone per 1,000 square feet.
     (xiv)   Floor Covering - Carpeting:
             (a)      Royalty "Voyager", 100% nylon, cut pile.
             (b)      Commercial use rating.
             Allowance: Floor covering throughout lease area per building standard.
     (xv)    Rubber Base:
             (a)      4" rubber base, "Burke" brand, color as approved by
                      Landlord.
             Allowance   Base on Tenant side of demising partitions.
             Base on both sides of interior partitions.
             Base on Tenant side of core and corridor.
             Base on perimeter of building and drywall wainscoat.
             Base on perimeter of columns.
     (xvi)   Painting:
             (a)      Two coats flat interior latex paint.
             (b)      Color- building standard.
             Allowance: Pain on Tenant side of demising partitions.
             Paint on both sides of interior partitions.
             Paint on perimeter of building and drywall wainscoat.
             Paint on perimeter of columns.
     (xvii)  Signage:
             (a)      Directory strip.
             (b)      Door plaque.
             Allowance: Door plaque per Tenant, per building standard.
             1 directory strip per Tenant, per building standard.
     (xviii) Permit Services:
             (a)      Space study- 1 set per Tenant, building partitions only.
             (b) Architectural working drawings - 1 set per Tenant, building partitions only.
             (c)      Mechanical engineering - 1 set per Tenant, normal H.V.A.C.
                      only.
             (d) Electrical engineering - 1 set per Tenant, normal light and power only.
             (e)      Plan check fees - 1 set per Tenant.
             (f)      Permit fees - 1 set per Tenant.
             (g)      Printing fees - 4 sets per Tenant.
             Allowance: Permit services throughout lease area.
     (b) The term "Occupied Area" shall mean the Rentable Area of the Premises, less the area of elevator lobbies, public corridors, public restroom, mechanical rooms, electrical rooms, telephone closets and other common areas of the building and vertical penetrations not constructed or provided for the special use of Tenant. Landlord's architect shall determine and certify the Occupied Area of the Premises.

3.   NON-BUILDING STANDARD WORK AT TENANT'S COST AND EXPENSE.
     (a) Provided Tenant's plans and specifications are approved or finished not later than the time provided hereinabove in Paragraph 1, Landlord shall cause Tenant's Non-Building Standard Work to be installed by Landlord's contractor, but at Tenant's sole cost and expense. Prior to commencing any such Non-Building Standard Work, Landlord shall submit to Tenant a written estimate of the cost thereof. If Tenant approved such estimate it shall notify Landlord in writing within the time limit specified on the Schedule of Approvals below and, at the same time, pay Landlord in full the amount of such estimate and Landlord's contractor shall proceed with such work. If Tenant shall fail to approve any such estimate in writing within the time limit specified on the Schedule of Approvals below, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with such work or the Building Standard Work affected thereby. It is understood that Tenant thereupon be liable for the delay and increased cost, if any, in completing the affected Building Standard Work. Tenant shall also be responsible for the design, function and maintenance of such special improvements, whether or not installed by Landlord at Tenant's request.

                               Exhibit C Page 2

     (b) Tenant agrees to pay Landlord, as set forth above, the cost of all such Non-Building Standard Work. Such cost shall include Landlord's contractor's charges. In addition, Tenant shall pay Landlord a percentage fee for coordination of the work.

4.   SUBSTITUTION AND CREDITS

     (a) Except for exterior window coverings, Tenant may select different materials (hereinafter "substituted material") in place of Building Standard materials which would otherwise be initially furnished and installed by Landlord in the interior of the Premises under the provisions of this Work Letter, provided such selection is indicated on Tenant's complete plans and specifications as approved by Landlord. If Tenant shall make any such selection and if the cost of Building Standard materials thereby replaced, Tenant shall pay to Landlord, as hereinafter provided, the difference between the cost of the substituted materials and the credit given by Landlord for the materials thereby replaced, plus Landlord's percentage fee of such difference, including Landlord's additional costs resulting from such substitution.

     (b) No substituted materials shall be furnished and installed in placement for any Building Standard materials until Landlord has submitted to Tenant a written estimate of the increased cost thereof, and Landlord and Tenant have agreed in writing on the increased cost of the substituted materials, including cost of installation. If Tenant approved such estimate, it shall notify Landlord in writing within the time limit specified in the Schedule of Approvals below and, at the same time, pay Landlord in full, the amount of such estimate and Landlord's contractor shall proceed with such work. If Tenant shall fail to approve such estimate within said time limit, such failure is to be deemed a disapproval thereof and Landlord's contractor shall not proceed with the proposed substituted work or with the Building Standard Work affected thereby. Tenant shall thereupon also be liable for the delay and increased cost, if any, in completing the affected Building Standard Work.

     (c) All amounts payable by Tenant to Landlord pursuant to the Paragraph 4 shall be paid by Tenant as set forth above or, at Landlord's option, promptly after the rendering of bills therefore by Landlord or its contractor to Tenant, it being understood that such bills may be rendered during the progress of the performance of the work and/or the furnishing and installation of the materials to which such bills relate. Any substituted materials shall be surrendered by Tenant to Landlord at the end of the initial or other expiration of the term of the Lease. No credit shall be granted for the omission of materials where no replacement in kind is made. There shall be credits only for substitutions in kind e.g., a lighting fixture credit may be applied only against the cost of another type of lighting fixture.

5. COMPLETION AND RENTAL COMMENCEMENT DATE. The Commencement Date of the Lease as set forth in Paragraph 3 of the Lease shall not be delayed by any of the following:

     (a) Tenant's failure to approve or furnish its space plans and specifications by the time specified in the Schedule of Approvals, below, or

     (b) Delays of any nature, whether or not within Tenant's control, resulting from Tenant's decision to use any materials, finishes, or installations other than Building Standard, or

     (c) Tenant's changes in its space plans and specifications after the approval or submission thereof to Landlord, or

     (d) A delay in performance of Building Standard Work as a result of Tenant's failure to approve written estimates of the costs of Non-Building Standard Work or substituted materials in accordance with Paragraphs 3 and 4 thereof.

6. SCHEDULE OF APPROVALS. Tenant shall approve the matters listed in the "Event" column below by the corresponding time specified in the "Time" column as follows:

                             Event                                                      Time
      a.      Space Plan Approval Date                               Within fifteen (15) days of lease execution
              (See Paragraph 1 (a))

      b.      Deadline for notifying Landlord of Tenant's            Twenty (20) days after Space Plan
              selection of Non-Building Standard                     Approval Date.
              materials. (See Paragraph 1 (c))

      c.      Deadline for Tenant's approval of                      Seven (7) days after Tenant's receipt of
              Landlord's cost estimate for Non-Building              cost estimate from Landlord.
              Standard Work and payment for same.
              (See Paragraph 3(a))

      d.      Deadline for Tenant's approval of                      Seven (7) days after Tenant's receipt of
              Landlord's  estimate of increased cost of              cost estimate from Landlord
              substituted materials.  (See Paragraph
              4(b))

      e.      Deadline for payment by Tenant of                      At same time as Tenant Landlord's cost
              estimated increased cost of substituted                estimate for the substituted materials
              materials. (See Paragraph 4(b))                        pursuant to Item "d" above.


                               Exhibit C Page 3

                                   EXHIBIT D

                             AGREEMENT FOR PARKING


     THIS AGREEMENT FOR PARKING ("Parking Agreement") supplements that certain Written Lease (the "Lease") dated February 20, 2001 and executed concurrently
                                  -----------------
herewith, by and between Metro Pointe 13580, Lot Three, a California general
                         ------------------------------
partnership ("Landlord"), and Pacific Mercantile Bank, A California Corporation
                              -------------------------------------------------
("Tenant"), which Lease is hereby incorporated by reference (except that in the event of any conflict between the provisions hereof and of the Lease, the provisions hereof shall prevail with respect to the subject matter hereof). Unless separately defined herein or unless the context other requires, all terms used herein shall have the same meaning as in the Lease.

1. So long as Tenant is not in default in the due, prompt and complete performance of any of its covenants, obligations or agreements contained in the Lease, Tenant shall be entitled to rent not more than Seventy-Four* (74) parking
                                                      ------------------
spaces ("Spaces") within the Building Designated Parking Area (as hereinafter defined) of the parking structure servicing the Building (the "Parking Facilities"), which Parking Facilities are depicted on the Exhibit "D-1" attached hereto and made a part hereof, at the rental and under the terms and provisions of this Parking Agreement, for use by Tenant and subject to the terms and provisions of Article 31 of the Lease and neither such Authorized Users use of Tenant's Spaces nor Landlord's receipt of Space rental thereof shall operate as a waiver of any of the terms, provisions or restrictions of Article 31. Should the area of Tenant's Premises decrease or increase at any time, the number of Spaces to which Tenant may be entitled hereunder shall be reduced (or increased) proportionately to the reduction (or the increase) in the number of square feet of rentable area in Tenant's Premises (as determined by Landlord's architect). The precise number of Spaces which Tenant shall elect to rent hereunder shall be determined by Tenant , and which shall at a minimum, be at least Fifty (50) Spaces, and written notice thereof shall be delivered to Landlord not later than ten (10) days after the Commencement Date as provided and defined in the Lease, and, as so designated, shall constitute a lease relationship between Landlord and Tenant with respect to such Spaces and Landlord does hereby lease the same to Tenant and Tenant does hereby take and hire the same from Landlord upon the terms and conditions as set forth in this Parking Agreement for and during the term of the Lease. Should Tenant, after its first notice, require more Spaces, up to the maximum provided for herein, Landlord will satisfy such request if, and only if, Landlord determines that Spaces are available *For the initial term of the Lease, one (1) Space out of Tenant's Spaces is reserved at a monthly rate of seventy-five dollars ($75.00) per Space at the 949 turnaround and the remaining Spaces shall be unreserved at a monthly rate of forty-five dollars ($45.00) per Space.

2. Tenant agrees that its rights and the rights of all persons in possession or holding under this Parking Agreement, are and shall remain subject and subordinate to (a) the effect of covenants, conditions restrictions, easements, mortgages or deeds of trust, any ground lease(s), if any, of record, any rights of way of record, and any other matters or documents of record; (b) the effect of any zoning laws of the City, County and State where the Office Building is situated; (c) all general and special taxes and assessments; (d) any Declaration of Restrictions, Grant of Easements or Reciprocal Easement Agreement (the "Declaration") and any amendments or modifications thereto; provided, however, if the Declaration is not of record as of the date hereof, then this Agreement shall automatically become subordinate thereto upon recordation thereof; and Tenant further agrees to execute and return to Landlord within ten (10) days after written demand therefor by Landlord, an agreement in recordable form subordinating this Parking Agreement to the Declaration and/or any amendment or modification thereof; and (e) disturbances, odors, and similar inconveniences which are commonly associated with Parking Facilities of the type and size of the Parking Facilities.

3. During the initial term of the Lease, Tenant's rental rate for any such Spaces in the Parking Facilities shall be Forty-five (Dollars), ($45.00) per
                                          ----------            --------
Numbered Space (as defined in Paragraph 5 below) per month, and Seventy-five
                                                                ------------
(Dollars), ($75.00) per Named Space (as defined in Paragraph 5 below) per month.
           --------
Tenant may validate visitor parking by such method or methods as Landlord may approve at the validation rate from time to time established by Landlord as generally applicable to visitor parking for the building. All stickers or other validation payment systems used shall be arranged for through (and all charges or payments in connection therewith made to) Landlord or Landlord's Designated Agent). Notwithstanding the foregoing, Landlord agrees that neither Tenant nor its visitors shall be charged for visitor parking and Landlord shall provide Tenant with validation stickers (if Landlord institutes a validation system) or otherwise provide for free visitor parking. Such monthly Space rental shall constitute additional rental under the Lease and shall be payable on the first day of each month in advance. Failure to make any such payments of Space rental when due (or any other breach by Tenant of this Parking Agreement) shall constitute a breach by Tenant under the Lease and shall entitle Landlord to (i) exercise all remedies of Landlord provided under the Lease in the event of Tenant's default thereunder and/or (ii) cancel all of Tenant's parking privileges hereunder (and in such event all Spaces used by Tenant and its Authorized Users shall be subject to charge at prevailing daily rates). No deductions or allowances from the monthly Space rental will be made for days Tenant (or any of its Authorized Users) do not use the Parking Facilities.

4. Use of the Parking Facilities may be controlled from time to time in various manners, including, without limitation, the installation of ticket dispensers, control gates and/or the issuance of parking stickers regulating those persons authorized to use portions and/or all of the Parking Facilities. Tenant shall comply with, and cooperate with Landlord and/or Landlord's Designated Agent for the Parking Facilities in the use of such parking control systems.

5. The Spaces to be used by Tenant and its Authorized Users and visitors may be designated by Landlord from time to time in any one or more areas of the Building Designated Parking Area and be of any type and neither Tenant nor its Authorized Users or visitors shall at any time have any right to require or demand parking in any particular area or type of parking unless Landlord has in advance designated such area or particular Spaces for such purposes. Tenant acknowledges that Landlord or Manager may from time to time establish designated areas (within the Building Designated Parking Area) for parking by tenants and their Authorized Users ("Tenant Parking"). Such Tenant Parking may be designated by numbered spaces ("Numbered Spaces") or spaces reserved and designated by tenant (or Authorized User) name ("Named Spaces") or other procedures (each of which category may be subject to different rental rates) and Tenant agrees to abide by such designations and rates. Landlord specifically reserves the right to designate any portion of the Building Designated Parking Area for the exclusive use and enjoyment of any one or more particular tenants (and/or their Authorized Users and/or visitors), subject to the Tenant's reserved Name Space pursuant to Paragraph 1 of this Exhibit "D".

6. In furtherance of such restrictions as Landlord may designate from time to time respecting Tenant Parking, Tenant shall furnish to Landlord and/or Landlord's Designated Agent (as directed by Landlord) the motor vehicle license plate number(s) of itself and of all of its Authorized Users within fifteen (15) days after Landlord's written request therefor. If Landlord designates a particular area for Tenant Parking and Tenant and/or its Authorized Users fail to park their motor vehicles in such spaces (as evidenced by the license plate of such car or by its failure to display an appropriate sticker or from other appropriate indications) Landlord and/or Landlord's Designated Agent may tow away such motor vehicle parked in unauthorized spaces or areas at Tenant's expense and/or attach violation stickers or notices to any such motor vehicle(s). Additionally, if any such motor vehicle violates such

                               Exhibit D Page 1
restrictions on three or more occasions during a single year, Landlord may revoke or suspend all parking privileges of the person or persons responsible for such violations.

7. Landlord specifically reserves the right to change the driveways, size, configuration, design, layout and all other aspects of the Parking Facilities at any time and Tenant acknowledges and agrees that Landlord and/or Landlord's Designated Agent may, without incurring any liability to Tenant and without any abatement of rent under the Lease, from time to time close off or restrict access to the Parking Facilities for purposes of permitting or facilitating any such construction, alteration or improvements.

8. Tenant shall abide by all reasonable parking rules and regulations including, without limitation, those attached hereto as Exhibit "D-2" and all other rules and regulations pertaining to the operation, use and enjoyment of the Parking Facilities adopted by Landlord. Tenant shall cooperate with Landlord in seeing that Tenant's Authorized Users and visitors also comply with all such rules and regulations. Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the Parking Facilities as it deems necessary for the orderly operation thereof. Landlord and/or Landlord's Designated Agent may refuse to permit any person who violates such rules and regulations to use the Parking facilities and any violation of such rules and regulations shall subject the violator's car to removal at the violator's expense and without notice to violator or Tenant.

9. Tenant may not assign or otherwise transfer any rights under this Parking Agreement without the prior written consent of Landlord, except that Tenant shall be entitled to exercise its rights under this Parking Agreement to permit the parking in Tenant's Spaces by Tenant's Authorized Users. The Tenant shall be entitled to validate its visitor parking pursuant to all the terms and provisions of this Parking Agreement, including without limitiation Paragraph 3 above providing free parking to Tenant's visitors.

10. Landlord shall be entitled to include any and all sums or charges payable by Landlord in connection with the Parking Facilities (and including all of Landlord's Tax Expenses and Operating Costs, as defined in the Lease, associated with the Parking Facilities) in Landlord's Direct Expenses, as defined in the Lease, for all purposes. Tenant shall pay its proportionate share of all such expenses as provided in Paragraph 7 of the Lease. Landlord at all times shall retain the right to issue (at no charge to Tenant) validations for visitor parking respecting the Building as set forth in Paragraph 3 above.

11. Tenant agrees that it shall be fully responsible for all acts of its Authorized Users and visitors while in the Parking Facilities and any breach of this Parking Agreement by any such Authorized Users or visitors shall constitute a breach by Tenant hereunder. Tenant shall pay directly for all space rental due hereunder (whether used by or designed for Tenant or its Authorized Users) and Landlord shall not be obligated to accept payment therefor by persons other than Tenant. Tenant further agrees to cooperate with Landlord in all ways reasonable to insure that all such Authorized Users and visitors use the Parking Facilities under the terms and provisions set forth in this Parking Agreement.

Metro Pointe 13580, Lot Three                                   Pacific Mercantile Bank
A California Limited Partnership                                A California Corporation
Arnel Management Company, its Agent

Landlord                                                        Tenant


By: /s/ Steven L. Pollard                                       By: /s/ John McCauley
   ---------------------------------------------                   -----------------------------------------
    Steven L. Pollard, Controller                                    John McCauley, Chief Financial Officer


By: /s/ Kevin P. Hauber                                         By: /s/ Raymond Dellerba
   ---------------------------------------------                    -----------------------------------------
     Kevin P. Hauber, Executive Vice President                       Raymond Dellerba, President

                               Exhibit D Page 2

                                  EXHIBIT D-2

                         PARKING RULES AND REGULATIONS

                    ATTACHED TO AND MADE A PART OF THE LEASE


1.   Cars must be parked entirely within painted stall lines.

2.   All directional signs and arrows must be observed.

3. All posted speed limits for the parking areas shall be observed. If no speed limit is posted for an area, the speed limit shall be 5 miles per hour.

4.   Parking is prohibited:

     A.   in areas not striped for parking;

     B.   in aisles;

     C.   where "no parking" signs are posted;

     D.   on ramps;

     E.   in cross-hatched areas; and

     F.   in such other areas as may be designated by Landlord.

     Handicap and visitor stalls shall be used only by handicapped persons or visitors, as applicable.

5. Parking stickers or any other device or form of identification supplied by Landlord from time to time (if any) shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge payable by a tenant or persons designated by such tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking cared or any parking sticker or other device.

6. Every parker is required to park and lock his or her own car. All responsibility for damage to cars or persons is assumed by the parker.

7. Loss or theft of parking identification devices must be reported to Landlord, and a report of such loss or theft must be filed by the parker at that time. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by the parker must be reported to Landlord immediately to avoid confusion.

8. Parking spaces are for the express purpose of parking one automobile per space. Washing, waxing, cleaning, or servicing of any vehicle by the parker and/or such person's agents is prohibited. The parking areas shall not be used for storage for vehicles of any type. Tenant may park overnight with the prior written consent of Landlord, which shall not be unreasonably withheld.

9. Landlord reserves the right to refuse the issuance of parking identification or access devices to any tenant and/or such tenant's agents or representatives who will fully refuse to comply with the Parking Rules and/or all applicable governmental ordinances, laws or agreements.

10. Tenant shall acquaint its employees with the Parking Rules, as they are in effect from time to time.

11. Any monthly rate for rental of a parking space shall be paid one month in advance prior to the first day of each such month. Failure to do so may, at Landlord's election, cancel parking privileges, and a charge of the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days a parker does not use the parking facilities.

12. To the extent the Parking Facilities require card access, each parker will be provided a parking card issued to such person at Landlord's expense.

                              Exhibit D-2 Page 1

                                   EXHIBIT E

                       RULES AND REGULATIONS OF THE LEASE

                    ATTACHED TO AND MADE A PART OF THE LEASE


The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling.

1. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease. Tenant shall not disturb, solicit or canvass any occupant of the Building and shall cooperate to prevent same.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

3. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord, and then only through a person or entity approved by Landlord in advance. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

6. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade, screen or other item attached to, or hung in, or used in connection with or visible from, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority. Tenant shall not bring into, or permit or suffer in, the Building or the Project, any weapons or firearms of any kind.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other heavy objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

                               Exhibit E Page 1

9. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors, or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals, firearms or birds be kept in or about the Building. The Building is a non-smoking building. Smoking or carrying lighted cigars or cigarettes in any buildings located in the Project, including the Building and the elevators of the Building, is prohibited. Landlord reserves the right to designate certain areas of the Project outside the buildings to be used by smokers; provided, however, that Landlord shall not designate such a smoker's area in front of Tenant's bank.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking shall be done or permitted by Tenant on the Premises, nor shall the Building be used for storage of merchandise, washing clothes, lodging or any improper, objectionable or immoral purpose.

12. Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other combustible or illuminating material, except materials used in the ordinary course of Tenant's business, available as janitorial supplies and permitted by applicable law, or use any method of heating or air conditioning other than that supplied by Landlord.

13. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made.

15. No tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such Building hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m., access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise reasonable care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage.

19. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door or windows of the Premises without prior written consent of Landlord, which consent shall not be unreasonably withheld. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

20. Except as provided in the plans and specifications for the Tenant Improvements approved by Landlord, Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of those to be provided by Landlord under the Lease.

21. No bicycle, or shopping cart, or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

23. Tenant shall not erect any aerial or antenna on the roof or exterior walls of the Premises, Building, or Project without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

24. Generally recognized business hours are Monday through Friday, 8:00 a.m. through 6:00 p.m., excluding legal holidays.

                               Exhibit E Page 2

25. No vending machine or machines of any description shall be installed, maintained or operated upon the premises without the written consent of the Landlord, which consent shall not be unreasonably withheld, and Landlord agrees, as of the date of this Lease, to permit Tenant to install one (1) soft drink machine within the Premises.

26. No smoking shall be allowed by the Tenant in the Premises nor any other part of the Building and Tenant shall ensure that all of its employees, agents, guests, and any other persons associated with Tenant in the Building shall at all times comply with all nonsmoking regulations, laws and ordinances applicable to the Building.

                               Exhibit E Page 3

                                   EXHIBIT F

                               JANITORIAL SERVICE


Janitorial service shall be provided by the Landlord as follows:

     Restroom and Common Areas:
     -------------------------
          All restrooms and common areas shall be cleaned daily.

     Interior of Suites:
     ------------------
          All interior suites shall be cleaned daily (five days per week).

          Trash receptacles are to be emptied, entire suite is to be vacuumed, and light dusting will be performed nightly.

          Low dusting and high dusting will be performed once per month.

          Any desk that is cleared of all items will be cleaned over the
                                      ---------
          weekend.

Any request for special cleaning should be called into the Property Manager at the Office of the Building, and shall be paid for by the Tenant so requesting in addition to a fee for Landlord's overhead and coordination of the work

                               Exhibit F Page 1

                                   EXHIBIT G

                                 APPROVED PLANS


Plans and specifications prepared by Daryl Malmberg Associates dated January 12, 2001 and amended January 31, 2001 (collectively, the "Approved Plans") immediately follow this page and are incorporated herein by this reference.

                               Exhibit G Page 1

                       ADDENDUM TO OFFICE BUILDING LEASE
                                 (THIRD FLOOR)

     Addendum to Office Building Lease shall constitute part of that certain Office Building Lease dated February __, 2001, (the "Lease") between Metro Pointe, 13580 Lot Three, a California Limited Partnership, as "Landlord", and Pacific Mercantile Bank, a California corporation, as "Tenant", for Suite 300 located at 949 South Coast Drive, Costa Mesa, California 92626, and the terms hereof shall, for all purposes, be deemed incorporated into the Lease. Landlord and Tenant agree, anything in the Lease to the contrary notwithstanding as follows:


Option to Extend
----------------

1. Tenant shall have two (2) five (5) year options ("Extension Option") to extend the term of this Lease (the "Extension Terms"). Tenant shall be required to give Landlord written notice via Certified Mail of its election to exercise an Extension Option at least one hundred eighty (180) days prior to the expiration of the term of this Lease, or Extension Term, as applicable. Time is of the essence. In the event Tenant elects to exercise an Extension Option, the base rent during the Extension Term shall be at the then prevailing market rate for similar Class A office space in Costa Mesa, as determined in Landlord's sole, but reasonable discretion.

2. The Extension Option is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant. The Extension Option herein granted to Tenant is not assignable, separate and apart from this Lease.

3. Tenant shall not have the right to exercise an Extension Option, notwithstanding anything set forth above to the contrary, during the term commencing from the date Tenant is in default under any provisions of this Lease, and continuing until the default alleged in said notice is cured.

4. The period of time within which an Extension Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Option because of the foregoing provisions of the Extension Option.

Tenant Improvements
-------------------

Except as set forth below, Landlord shall, at its sole cost and expense, complete the tenant improvements for the Premises (the "Tenant Improvements"), pursuant to plans and specifications prepared by Daryl Malmberg Associates and dated January 12, 2001 and amended January 31, 2001 (collectively, the "Approved Plans"). The Approved Plans are attached to the Lease as Exhibit "G". The Approved Plans may involve a scope of work and/or materials that are in addition to those set forth on Exhibit "C" to the Lease, but nevertheless will be at Landlord's sole cost and expense, except for (a) the existing change orders reflected on the January 31, 2001 amendment to the Approved Plans in the amount of $15,000.00, which amount Tenant shall pay to Landlord upon the completion of the work reflected in such change orders, (b) all work in connection with the supplemental HVAC units, which costs shall be paid by Tenant upon the completion of such work by Landlord, and (c) any other change orders requested by Tenant, which costs shall be paid to Landlord at the time of such requested changes. Notwithstanding anything to the contrary in this Addendum or the Lease, all work and costs associated with the design and installation of the back-up electrical generator system, the uninterrupted power supply and Tenant's security systems shall be performed and paid for by Tenant, shall not be included as part of the Tenant Improvements Landlord is installing and shall not delay or hinder Landlord's substantial completion of the Tenant Improvements, nor affect the determination of the Commencement Date.

Sign Rights
-----------

Provided Tenant is not in default under the Lease, Tenant shall have the right to "Top of Building Signage" which shall read "PACIFIC MERCANTILE BANK" during the Lease term and subject to the terms and provisions set forth herein:

The location, size, and specifications of said sign must conform to all applicable sign ordinances and Landlord's current sign criteria and shall be in substantially the location, size and specifications set forth on Exhibit "G". The cost of fabrication and installation of the "Top of Building Signage", including but not limited to insurance, repairs, utilities,

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and maintenance, shall be borne by Tenant and Tenant agrees to indemnify and hold Landlord harmless in connection therewith. Tenant shall be responsible for all costs associated with the removal of this signage at the end of the Lease term, or any extensions thereof.

The "Top of Building Signage" must be installed by September 1, 2001, or the rights to this signage shall become null and void.

The provisions of this Addendum are personal and exclusive to Tenant and Tenant alone and shall not be effective in any manner or to any extent in connection with any assignment, sublease or other transfer of Tenant's interest in the Lease, except as otherwise consented to by Landlord, it Landlord's sole, but reasonable discretion. All other terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS THEREOF, the parties hereto executed this Addendum to Office Building Lease as of the date first set forth above.


Metro Pointe 13580, Lot Three                  Pacific Mercantile Bank
A California Limited Partnership               A California Corporation
Arnel Management Company, Its Agent
                                               "Tenant"
"Landlord"

By:  /s/ STEVEN L. POLLARD                     By:  /s/ JOHN MCCAULEY
   -----------------------------------------      ---------------------------------------------
   Steven L. Pollard, Controller                  John McCauley, Executive Vice President & COO



By: /s/  KEVIN P. HAUBER                       By:  /s/ RAYMOND DELLERBA
   -----------------------------------------      ---------------------------------------------
   Kevin P. Hauber, Executive Vice President      Raymond Dellerba, President


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